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                                                                   EXHIBIT 10.21

                              IMCO RECYCLING INC.

                               RESTRICTED STOCK
                                AWARD AGREEMENT


     This RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is entered into effective as of the Date of Grant by and between Don V. Ingram (the "Executive") and IMCO Recycling Inc., a Delaware corporation ("IMCO").

                               WITNESSETH THAT:
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     WHEREAS, IMCO Management Partnership L.P. (the "Company"), IMCO and the
Executive are parties to that certain Employment Agreement dated effective as of September 1, 2000 (the "Employment Agreement") whereby IMCO agreed, subject to and in accordance with the terms hereof, that IMCO would grant an award to the Executive of shares of restricted common stock of IMCO ("Restricted Stock"), with respect to which the restrictions on ownership and disposition would lapse upon, among other events and occurrences, the second anniversary of the date of the occurrence of a "Change in Control" (as that term is defined in the Employment Agreement);

     NOW, THEREFORE, IT IS AGREED, by and between IMCO and the Executive, as follows:

     1.  Terms of Award. The following terms used in this Agreement shall have
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the meanings set forth in this paragraph 1:

     The "Date of Grant" is October 12, 2000.

     The number of shares of "Restricted Stock" awarded under this Agreement is 400,000 shares.

     The "Restriction Period" is the period commencing the Date of Grant and ending on that day which is the second anniversary date of the date of the Change in Control, provided that the Executive has not sooner experienced a Termination of Service (as defined below) prior to such date.

     "Termination of Service" shall be deemed to occur on the Termination Date.
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Other capitalized terms appearing in this Agreement which are not otherwise defined in this Agreement shall have the respective terms assigned to them as set forth in the Employment Agreement.

     2.  Award. The Executive is hereby granted by IMCO the number of shares
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of Restricted Stock set forth in paragraph 1 (the "Award").  Such grant of shares of Restricted Stock shall only be made from shares of authorized and issued shares of IMCO common stock held in IMCO's treasury, and not from authorized and unissued shares. It is hereby understood and agreed that in the event of a Change in Control, all of the Executive's previously unexercised and outstanding stock options granted to him by IMCO prior to the Date of Grant (as more particularly described on Appendix A which is attached hereto and made a part hereof) shall thereupon terminate and be cancelled and rendered null and void and of no further effect.

     3.  Dividends and Voting Rights. Until the date of the Change in Control,
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the Executive shall not be entitled to receive any dividends with respect to shares of Restricted Stock that become payable during the Restriction Period and no dividends shall accrue with respect thereto; provided, however, that dividends shall be payable to or for the benefit of the Executive with respect to record dates for such dividends occurring after the date of the Change in Control and prior to the date (if any) on which the Executive has forfeited the Restricted Stock. The Executive shall be entitled to vote the shares of Restricted Stock during the Restriction Period to the same extent as would have been applicable to the Executive if the Executive was then vested in the shares; provided, however, that the Executive shall not be entitled to vote the shares with respect to record dates occurring prior to the Date of Grant, or with respect to record dates occurring on or after the date (if any) on which the Executive has forfeited the Restricted Stock.

     4.  Deposit of Shares of Restricted Stock. Each certificate issued in
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respect of shares of Restricted Stock granted under this Agreement shall be registered in the name of the Executive but shall remain in the custody of IMCO or the Company until all restrictions on such Restricted Stock have lapsed and the Restriction Period for such shares of Restricted Stock has expired.

     5.  Transfer and Forfeiture of Shares. Subject to the terms hereof, shares
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of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered until the expiration of the Restriction Period. Except as otherwise expressly provided in paragraph 6, if the Termination of Service occurs

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prior to the end of the Restriction Period, the Executive shall forfeit the shares of Restricted Stock effective as of the Termination of Service.

     6.  Vesting. If there has not been a Termination of Service during the
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Restriction Period, then upon the expiration of the Restriction Period, the
Executive shall become 100% vested in the shares of Restricted Stock awarded hereunder, and shall own those shares free of all restrictions otherwise imposed by this Agreement. In addition, the Executive shall also become fully vested in all of the shares of Restricted Stock awarded hereunder prior to the end of the Restriction Period, and become owner of such shares free of all restrictions otherwise imposed by this Agreement, as follows:

         (a) The Executive shall become fully vested in all of the shares of Restricted Stock awarded hereunder as of the date of the Executive's Termination of Service, if such Termination of Service occurs on or after that date which is 90 days prior to the date of the Change in Control by reason of the Executive's death, Total Disability or retirement in accordance with Company policies concerning executive retirement as in effect on September 1, 2000; or

         (b) The Executive shall become fully vested in all of the shares of Restricted Stock awarded hereunder as of the date of the Termination of Service, if the Executive is Terminated Without Cause or the Executive Resigns for Good Reason at any time on or after that date which is 90 days prior to the Change in Control; or

         (c) The Executive shall become fully vested in all of the shares of Restricted Stock awarded hereunder upon the occurrence of a Change in Control and the obligations of IMCO under this Agreement with respect to the Award are not fully assumed or replaced by equivalent substitute award(s), as more fully described in paragraph 7 below; or

         (d) If in connection with a Change of Control the obligations of IMCO under this Agreement with respect to the Award are assumed or equivalent substitute award(s) are granted in lieu thereof, but a subsequent Change in Control occurs before the expiration of the Restriction Period, then effective upon such subsequent Change in Control, the Executive shall become fully vested in all of the shares of Restricted Stock awarded hereunder, as more fully described in paragraph 7 below.

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     7.  Assumption Following Change in Control. If there occurs a Change in
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Control under which the obligations of IMCO with respect to the outstanding
Award under this Agreement are not assumed, or such Award is not replaced by equivalent substitute award(s) by IMCO or IMCO's Successor (as defined below), then the Restriction Period applicable to all shares of Restricted Stock granted under this Agreement shall thereupon automatically terminate, and IMCO or the Company shall provide reasonable prior written notice to the Executive of the date such Restriction Period will so expire.

     In the event of any Change in Control prior to the expiration of the Restriction Period, but subsequent to the date of a previous Change in Control with respect to which the obligations of IMCO regarding the outstanding Award under this Agreement were fully assumed by IMCO or IMCO's Successor or such Award was replaced by equivalent substitute award(s), then, notwithstanding any provision to the contrary contained in this Agreement, the Restriction Period applicable to all shares of Restricted Stock granted under this Agreement shall thereupon automatically terminate, and the Company and IMCO or IMCO's Successor shall provide reasonable prior written notice to the Executive of the date such Restriction Period will so expire.

     As used herein, the term "IMCO" shall mean IMCO as hereinbefore defined, and "IMCO's Successor" shall mean any successor to IMCO's business or assets as aforesaid which executes and delivers an agreement to assume IMCO's obligations under this Agreement or which otherwise becomes bound by all of the terms and provisions hereof by operation of law.

     8.  Heirs and Successors. This Agreement shall be binding upon, and inure
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to the benefit of, IMCO and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of IMCO's assets and business. Any benefits distributable to the Executive under this Agreement that are not distributed at the time of the Executive's death shall be distributed at the time and in the form determined in accordance with the provisions of this Agreement and the Employment Agreement to the beneficiary designated by the Executive in writing filed with the Company or IMCO in such form and at such time as the Company or IMCO shall require. If a deceased Executive has failed to designate a beneficiary, or if the designated beneficiary of the deceased Executive dies before the Executive or before complete distribution of benefits due under this Agreement, the amounts to be distributed under this Agreement shall be

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distributed to the legal representative or representatives of the estate of the last to die of the Executive and the beneficiary.

     9.  Administration. The authority to manage and control the administration
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of this Agreement shall be vested in the Compensation Committee of the Board of
Directors.

     10. Amendment. This Agreement may be amended only by written agreement of
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the Executive and IMCO, without the consent of any other person.

     11. Adjustments. Except as otherwise expressly provided in this Agreement,
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the issuance by IMCO (or IMCO's Successor) of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights, options, or warrants to subscribe therefor, or upon conversion of shares or obligations of IMCO or IMCO's Successor convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of outstanding shares of Restricted Stock.

     12. Recapitalization, Merger and Consolidation; Change in Control.
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         (a)  The existence of this Agreement and the Award granted hereunder shall not affect in any way the right or power of IMCO or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in IMCO's capital structure and its business, or any merger or consolidation of IMCO, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of IMCO or, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) Subject to any required action by the stockholders (and except as otherwise provided in sub-paragraph (c) below), if IMCO shall be the
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     surviving or resulting corporation in any merger, consolidation or share exchange, the Award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Award would have been entitled.

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         (c)  In the event of any merger, consolidation or share exchange pursuant to which IMCO is not the surviving or resulting corporation, (or IMCO is the surviving entity but the Common Stock of IMCO is exchanged for cash, property, securities or other consideration of or from any other entity) there shall be substituted for each share of Common Stock subject to this Award, (i) that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated entity which were distributed or distributable to the stockholders of IMCO in respect of each share of Common Stock held by them, or (ii) such number of shares of stock, or other securities, or such amount of cash, property or assets (or any combination thereof) as proportionate in value as reasonably practicable to the consideration distributed or distributable to the stockholders of IMCO with respect to each share of Common Stock held by them.

         (d) In case IMCO shall, at any time while this Award is outstanding and the Restriction Period remains unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then the Executive shall be thereafter entitled to receive, in lieu of each share of Common Stock which the Executive would have been entitled to receive under the Award, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of IMCO.

     13. Investment Intent. IMCO may require that there be presented to and
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filed with it such evidence as it may deem necessary to establish that the shares of Common Stock to be transferred to the Executive are being acquired for investment purposes only and not with a view to their resale or distribution.

     14. No Right to Continued Employment.  This Agreement shall not confer upon
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the Executive any right with respect to continuance of employment by the Company or any other company in the IMCO Group (as that term is defined in the Employment Agreement).

     15. Compliance With Other Laws and Regulations. The grant of the Award and
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the obligation of IMCO to deliver shares of Common Stock hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. In

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the event it is determined that any such grant, issuance or delivery for any reason violates any law, rule or regulation, then the Award shall thereupon automatically convert to a phantom restricted stock award or other similar equivalent award, having a value substantially equivalent to the value of the Award, and payable in cash instead of Common Stock. Such award will be exercisable at any time the Executive may elect on or after the date such award becomes fully vested in accordance with the vesting terms applicable to the Award granted hereunder (but at any rate not more than three years after full vesting occurs.)

     16. Tax Requirements. IMCO or the Company shall have the right to deduct
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any Federal, state, or local taxes required by law to be withheld with respect to the Award hereunder. The Executive receiving shares of Common Stock issued under this Agreement shall be required to pay IMCO or the Company the amount of any taxes which IMCO or the Company is required to withhold with respect to such shares of Common Stock.

     17. Legend. Each certificate representing shares of Restricted Stock issued
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to the Executive shall bear the following legend, or a similar legend deemed by
IMCO to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered by the Executive upon demand by IMCO and so endorsed):

         On the face of the certificate:

         "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

         On the reverse:

         "The shares of stock evidenced by this certificate are subject to and transferable only in accordance with the terms of the IMCO Recycling Inc. Restricted Stock Award Agreement dated October 12, 2000, a copy of which is on file at the principal executive offices of IMCO Recycling Inc. in Irving, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Agreement."

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     The following legend shall be inserted on each certificate evidencing
Common Stock issued hereunder if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

          "Shares of stock represented by this certificate have been acquired by the holder for investment purposes only and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to IMCO Recycling Inc. of compliance with such laws, as to which IMCO Recycling Inc. may rely upon an opinion of counsel satisfactory to IMCO Recycling Inc."

     IN WITNESS WHEREOF, the Executive has executed this Agreement, and IMCO has caused this Agreement to be executed in its name and on its behalf, all effective as of the Date of Grant.


                                             EXECUTIVE

                                             /s/ Don V. Ingram
                                             -----------------------------
                                             Don V. Ingram


                                             IMCO RECYCLING INC.


                                             By:  /s/ Paul V. Dufour
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                                             Name:    Paul V. Dufour
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                                             Its: EXECUTIVE VICE PRESIDENT
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